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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

Huntsman LLC
(Exact name of registrant as specified in its charter)

Utah	333-112279	87-0533091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On August 16, 2004, Huntsman LLC together with certain affiliated companies issued a press release announcing their results for the three months ended June 30, 2004. The press release is furnished herewith as Exhibit 99.1.

        Huntsman LLC will hold a conference call on Tuesday, August 17, 2004 at 9:00 am MDT.

Call-in number for U.S. participants:	800-230-1085
Call in number for international participants:	612-288-0318

The conference call will be replayed beginning August 17, 2004 at 5:45 PM MDT and ending Wednesday, August 24, 2004 at 11:59 PM MDT.

Call-in numbers for the replay:
Within the U.S.:	800-475-6701
International:	320-365-3844
Access code for replay:	742119

        Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available at www.huntsman.com under "News & Information."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN LLC
By:	/s/ JOHN HESKETT JOHN HESKETT Vice President, Corporate Development and Investor Relations

Dated: August 16, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated August 16, 2004

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  Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS